Rule 497(d)


                                   FT SERIES

                          SUPPLEMENT TO THE PROSPECTUS

      Notwithstanding anything to the contrary in the Prospectus, in order to comply with the amended standard settlement cycle for securities transactions, effective September 5, 2017 you will be required to pay for Units you purchase two business days (or such other number of days necessary to comply with Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended, as then in effect) following your order. Also, commencing such date, Unit holders tendering Units for redemption will receive cash in an amount for each Unit tendered equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender two business days (or such other number of days necessary to comply with Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended, as then in effect) after the day you tender your Units.

September 1, 2017